DIREXION SHARES ETF TRUST
DIREXION DAILY GLOBAL CLEAN ENERGY BULL 2X SHARES (KLNE)
DIREXION DAILY GLOBAL CLEAN ENERGY BEAR 2X SHARES

Supplement dated October 18, 2021 to the
Summary Prospectus and Prospectus

Effective immediately, the methodology of the Direxion Daily Global Clean Energy Bull 2X Shares’ and Direxion Daily Global Clean Energy Bear 2X Shares’ underlying index, the S&P Global Clean Energy Index (the “Index”), will change to expand the index universe, change the weighting schema and incorporate certain exclusion criteria.
Accordingly, beginning on page 2 of the Direxion Daily Global Clean Energy Bull 2X Shares’ Summary Prospectus and on pages 1 and 11 of the statutory Prospectus, the description of the Index’s methodology in the “Principal Investment Strategy” section will be replaced in its entirety with the following:
The Index is designed to track the performance of companies from developed markets whose economic fortunes are tied to the global clean energy business. The Index is limited to those stocks traded on a developed market exchange that meet or exceed, at the time of inclusion, $300 million in total market capitalization, $100 million in float-adjusted market capitalization, and $3 million average daily value traded over a six-month period.
The Index’s Eligible Universe includes companies in the S&P Global Broad Market Index that (i) derive at least 25% in aggregate revenue from clean energy-related businesses as defined by FactSet’s RBICS classifications; (ii) generate at least 20% of their power (as measured by Trucost Power Generation Data for Utility Companies) from renewable sources (i.e., wind, solar, hydroelectric, biomass, geothermal) and are classified in the Electric Utilities, Multi-Utilities or Independent Power Producers & Energy Traders GICS sub-industries; (iii) are classified in the Renewable Electricity GICS sub-industry; or (iv) had an Exposure Score (as defined below) of at least 0.5 in the Eligible Universe for consideration as of the previous rebalancing. S&P Dow Jones Indices LLC (the “Index Provider”) then applies three exclusion criteria, assigns a clean energy Exposure Score and applies a carbon intensity screen to each company in the Eligible Universe in order to construct the Index.
At each rebalancing date, the Index Provider applies the following three exclusion criteria to the companies in the Eligible Universe:
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Business Activity Screen – The Index Provider will exclude any company with specific levels of involvement and/or significant ownership in any company (as measured by Sustainalytics, a third-party data provider) that is involved in: controversial weapons, small arms, military contracting, tobacco, thermal coal, oil sands, shale energy and arctic oil & gas exploration.
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Global Standards Screen – The Index Provider will exclude any company that Sustainalytics has identified as causing, contributing to or being linked to violations of international norms and standards as set forth in the United Nations Global Company Principles and its associated standards, conventions and treaties).
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Media and Stakeholder Analysis Overlay – The Index Provider will review the S&P Global Media and Stakeholder Analysis, analyzing certain environmental, social and governance (“ESG”) risks (e.g., economic crime and corruption, fraud, illegal commercial practices, human rights issues, labor disputes, workplace safety, catastrophic accidents and environmental disasters), and may exclude a company due to such ESG risks.
Next, to seek to quantify a company’s level of involvement in the clean energy business, the Index Provider assigns a company a clean energy exposure score based on either a Clean Revenue Score or a Clean Power Generation Score (an “Exposure Score”). For non-power generating companies, the Index Provider assigns a Clean Revenue Score based on the following clean revenue thresholds (calculated as the percentage of a company’s revenue attributed to clean energy): 0 (x ˂ 25%), 0.5 (25% ˂ x ˂ 50%), 0.75 (50% ˂ x ˂ 75%) or 1 (X ˃ 75%). For power generation companies, there will be two scores available for each company – a Clean Revenue Score and a Clean Power Generation Score, the higher of which is assigned to that company. A Clean Power Generation Score is based on the following clean power generation thresholds (calculated as the percentage of a company’s revenue attributed to clean power generation): 0 (x ˂ 25%), 0.5 (25% ˂ X ˂ 50%), 0.75 (0.50% ˂ X ˂ 75%), or 1 (X ˃ 75%). If more than 100 securities have an Exposure Score of 1, all Exposure Score 1 securities are selected for the Index. If fewer than 100 securities have an Exposure Score of 1, then securities are ranked by float-adjusted market capitalization and the highest-ranking security with an Exposure Score of 0.75 is added to the Index until 100 Index constituents are selected. If there are still not 100 Index constituents, the highest ranking security with an Exposure Score of 0.5 is added to the Index until the 100 Index constituents are selected. However, the Index’s weighted average Exposure Score will never be less than 0.85.
Last, the Index Provider applies a carbon intensity screen to each company. The Index will not include a company that has an S&P Trucost Limited carbon-to revenue footprint score three standard deviations above the mean carbon-to-revenue footprint score of all companies in the Eligible Universe with an Exposure Score of 1. A company’s carbon-to-revenue footprint score is calculated by dividing the company’s annual greenhouse emissions in metric tons by its annual revenues for the corresponding year, expressed in millions of U.S. Dollars. This step removes companies from the Index that have very large carbon-to-revenue footprints, meaning that they are not clean energy companies based on this metric.

Although the Index seeks to identify 100 companies for inclusion, the actual number of constituents may be more, or less. At each rebalancing, the Index constituents are weighted based generally on the product of each constituent’s float-adjusted market capitalization and its Exposure Score.
As of September 30, 2021, the Index consisted of 81 constituents, which had a median total market capitalization of $3.7 billion, total market capitalizations ranging from $235.5 million to $154 billion and were concentrated in the utilities, industrials and information technology sectors. The Index is rebalanced semiannually.
For more information, please contact the Funds at (833) 547-4417.

Please retain this Supplement with your Summary Prospectus and Prospectus.